UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2005
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)
Registrant’s telephone number, including area code: (763) 535-8333
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Amendment to a Material Agreement
As previously reported, on June 1, 2005 Navarre Corporation and each of its wholly-owned subsidiaries (the “Company”), entered into a $165 million Third Amended and Restated Credit Agreement with General Electric Capital Corporation acting as agent (the “Credit Agreement”). The Credit Agreement provides the Company with a six-year $115.0 million Term Loan B sub-facility, a $25.0 million five and one-half year Term Loan C sub-facility, and a five-year revolving sub-facility for up to $25.0 million for use in connection with the Company’s working capital needs. The entire $115.0 million of the Term Loan B sub-facility has been drawn since May 11, 2005 and the entire $25.0 million of the Term Loan C sub-facility was drawn at June 1, 2005. As of September 30, 2005, the Company had paid down the principal balance by $21,250,000 and at September 30, 2005 the aggregate principal balance under the Credit Agreement was $118,750,000, with $0 drawn on the revolving working capital facility.
On October 14, 2005 the Company entered into that certain First Amendment and Limited Waiver to Third Amended and Restated Credit Agreement (the “Amendment”). Among other things, the Amendment provides the Company with a waiver in connection with any technical defaults under the Credit Agreement that might arise out of the Company’s restatement of certain of its previously-issued financial statements in connection with a change in accounting treatment related to its investment in Mix & Burn, Inc., as is discussed in the Company’s September 21, 2005 Form 8-K. This waiver is effective as of September 30, 2005. Further, the Amendment provides that, to the extent that the financial results of Mix & Burn, Inc. are included in the Company’s financial statements, the impact of such inclusions shall be ignored for the purposes of determining the Company’s compliance with its financial covenants under the Credit Agreement.
The description of the Amendment is qualified in its entirety by reference to the form of the Amendment filed as Exhibit 99.1 hereto. The description of the Credit Agreement is qualified in its entirety by reference to the Third Amended and Restated Credit Agreement filed as Exhibit 10.2 to the Company’s May 17, 2005 Form 8-K, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is filed with this document:
Exhibit
99.1 Form of First Amendment and Limited Waiver to Third Amended and Restated Credit Agreement, dated October 14, 2005.
99.2 Press Release dated October 19, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: October 19, 2005	By:	/s/ DIANE D. LAPP
		Name:	Diane D. Lapp
		Title:	Interim Chief Financial Officer